UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2009

Hanover Capital Mortgage Holdings, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Metroplex Drive, Suite 100
Edison, NJ 08817
(732) 548-0101
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A
(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE

-i-

Item 1.01 Entry into a Material Definitive Agreement
     On February 6, 2009, Hanover Capital Mortgage Holdings, Inc. (“HCM”) entered into (i) a second amended and restated agreement and plan of merger (the “Restated Merger Agreement”) with Walter Industries, Inc. (“Walter”), and its direct wholly-owned subsidiaries, JWH Holding Company, LLC (“JWHHC”) and Walter Investment Management LLC (“Spinco”), (collectively, the “Walter Parties”); (ii) an assignment and assumption of the voting agreement, dated September 29, 2008 (the “Voting Agreement Assignment”) with the Walter Parties, John A. Burchett (“Burchett”), Irma N. Tavares (“Tavares”), and Amster Trading Company and Ramat Securities LTD (together, the “Amster Parties”); (iii) an amended and restated loan and security agreement (the “Restated Loan Agreement”) with JWHHC; (iv) an amendment to the exchange agreement, dated September 30, 2008 (the “Taberna Exchange Agreement Amendment”) with Taberna Preferred Funding I, Ltd. (“Taberna”); (iv) an amendment to the exchange agreement, dated September 30, 2008 (the “Amster Exchange Agreement Amendment”) with the Amster Parties; and (v) and a fourth amendment to the stockholder protection rights agreement (the “Rights Plan Amendment”) with Computershare Trust Company N.A. (formerly known as EquiServe Trust Company, N.A.), as successor rights agent (“Computershare”). These agreements were entered into in connection with the proposed separation of Walter’s financing business, including certain related insurance businesses, which currently are directly owned by JWHHC, from Walter through a series of transactions culminating in a distribution of the limited liability interests in Spinco to a third party exchange agent on behalf of Walter’s stockholders, and the subsequent merger of Spinco into HCM, with HCM continuing as the surviving corporation.
     Restated Merger Agreement
     HCM, Walter, JWHHC and Spinco entered into the Restated Merger Agreement, which amends and restates the Amended and Restated Agreement and Plan of Merger, dated October 28, 2008, among HCM, Walter and JWHHC to, among other things, (i) clarify that the financing business of JWHHC will be acquired by Walter and Walter will contribute the financing business to Spinco, which will merge with HCM, and (ii) extend the termination date of the agreement to June 30, 2009. The Restated Merger Agreement provides that, in connection with the merger, the surviving corporation will be renamed “Walter Investment Management Corp.”
     This modification will not change the relative post-merger ownership of the surviving corporation by holders of equity interests in HCM and Spinco, respectively, and, therefore, it will continue to be the case that, as a result of the merger, and subject to certain adjustments, immediately after the effective time of the merger HCM stockholders will collectively own 1.5% and holders of common stock of Walter on the record date for the spin-off (by virtue of their ownership of limited liability company interests in Spinco after the spin-off) and certain holders of options to acquire limited liability company interests in Spinco will collectively own 98.5%, of the shares of common stock of the surviving corporation outstanding or reserved for issuance in settlement of restricted stock units of the surviving corporation. It will also continue to be the case that, in the merger, every 50 shares of HCM common stock outstanding immediately prior to the effective time of the merger will be combined into one share of surviving corporation common stock. The HCM Board of Directors has unanimously approved the merger, on the terms and conditions set forth in the Restated Merger Agreement.

     Voting Agreement Assignment
     Simultaneously with the execution and delivery of the Restated Merger Agreement, HCM, Walter, JWHHC, Spinco, Burchett, Tavares and the Amster Parties entered into the Voting Agreement Assignment, pursuant to which Walter, Burchett, Tavares and the Amster Parties consented to JWHHC’s assignment of and Spinco’s assumption of all of JWHHC’s rights and obligations under the voting agreement, dated September 29, 2008 (the “Voting Agreement”). Pursuant to the terms of the Voting Agreement, Burchett, Tavares and each of the Amster Parties is required to, among other things, vote their shares of HCM common stock in favor of the Restated Merger Agreement and related transactions at any meeting of HCM’s stockholders.
     Restated Loan Agreement
     Simultaneously with the execution and delivery of the Restated Merger Agreement, HCM and JWHHC entered into the Restated Loan Agreement, pursuant to which HCM and JWHHC amended and restated the loan and security agreement, dated September 26, 2008. Among other things, pursuant to the Restated Loan Agreement, HCM’s access to a revolving line of credit to maintain its REIT status and not become an ''investment company’’ under the Investment Company Act of 1940 was reduced from $5 million to $4 million in the aggregate, additional unsecured lines of credit described below were established, and the maturity of the loans was changed to be the earliest to occur of (i) June 26, 2009, (ii) the date on which Spinco demands repayment and (iii) HCM’s bankruptcy or liquidation.
     In order to ensure that HCM will have access to sufficient capital to fulfill its obligations to pay the cash consideration to the Amster Parties and Taberna upon the closing of the exchange transactions, JWHHC has agreed to make available to HCM a line of credit of up to $2.75 million in the aggregate (reduced by the amount of cash HCM has available to make payments under the exchange agreements upon the closing of the exchange transactions). On February 6, 2009, HCM borrowed $600,000 under this line of credit to make the payment to Taberna in connection with the execution and delivery of the Taberna Exchange Agreement Amendment described below.
     Lastly, in order to ensure that HCM will have access to sufficient capital to fulfill its obligations to maintain directors and officers liability insurance through the effective time of the merger, JWHHC has agreed to make available to HCM a line of credit of up to $1 million in the aggregate for that purpose.
     Exchange Agreement Amendments
     Simultaneously with the execution and delivery of the Restated Merger Agreement, HCM and Taberna entered into the Taberna Exchange Agreement Amendment, pursuant to which HCM and Taberna amended the exchange agreement, dated September 30, 2008, to extend the termination date of the exchange agreement from March 1 to June 26, 2009. Pursuant to the Taberna Exchange Agreement Amendment, as consideration for all of the outstanding trust preferred securities of Hanover Statutory Trust I, currently held by Taberna, HCM will pay Taberna $2.25 million in cash, $250,000 of which was paid to Taberna on September 30, 2008, upon the signing of the exchange agreement, $600,000 of which was paid to Taberna on February 6, 2009, upon the signing of the Taberna Exchange Agreement Amendment, and the remainder of which will be paid in connection with the closing of the merger.
     Simultaneously with the execution and delivery of the Restated Merger Agreement, HCM and the Amster Parties entered into the Amster Exchange Agreement Amendment, pursuant to which HCM and the Amster Parties amended the exchange agreement, dated September 30, 2008, to extend the termination date of the exchange agreement from March 31 to June 30, 2009.
     Rights Plan Amendment
     Simultaneously with the execution and delivery of the Restated Merger Agreement, HCM and Computershare entered into the Rights Plan Amendment, pursuant to which HCM and Computershare amended the stockholder protection rights agreement, dated April 11, 2000 (as previously amended), to provide that neither Spinco nor any of its respective affiliates and associates will be an acquiring person under the stockholder rights plan to the extent that any becomes the beneficial owner of 10% or more of HCM’s common stock solely as a result of the merger transactions.
**********
     The foregoing descriptions of the merger and the Restated Merger Agreement, the Voting Agreement Assignment, the Restated Loan Agreement, the Taberna Exchange Agreement Amendment, the Amster Exchange Agreement Amendment, and the Rights Plan Amendment (collectively the “Agreements”) and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by the terms and conditions of the Agreements, which are filed as Exhibits hereto, and incorporated into this report by reference.
     All stockholders of HCM are urged to read the Agreements carefully and in their entirety. The Agreements have been incorporated by reference to provide you with information regarding their terms. The Agreements are not intended to provide any other factual information about HCM, Walter, JWHHC or Spinco. Such information can be found elsewhere in the public filings that each of HCM and Walter makes with the SEC, which are available without charge at www.sec.gov. In addition, documents filed by HCM with the SEC may be obtained free of charge by requesting them in writing from HCM by directing a written request to: Hanover Capital Mortgage Holdings, Inc., 200 Metroplex Drive, Suite 100, Edison, NJ 08817.
     Certain of the Agreements contain representations and warranties that HCM, Walter, JWHHC and Spinco, as the case may be, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contracts between the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. The assertions embodied in the representations and warranties found in the Restated Merger Agreement are qualified by information in confidential disclosure schedules that the parties exchanged in connection with signing the original merger agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Restated Merger Agreement. Moreover, you should read the representations and warranties in the Agreements not in isolation but in conjunction with the other information about HCM and Walter and their subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.
Item 3.03 Material Modification to Rights of Security Holders
     Amendment to Rights Plan
     See Item 1.01 above.
**********
     Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the proposed merger and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all. Investors and security holders may obtain free copies of documents filed by HCM and Walter with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by HCM at www.hanovercapitalholdings.com and by Walter at www.walterind.com. Neither HCM nor Walter assumes any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.
     Additional Information and Where to Find It. This communication is being made in respect of the proposed merger transaction involving Spinco and HCM. In connection with the proposed merger and certain related transactions, HCM filed a registration statement on Form S-4, as amended, containing a preliminary proxy statement/prospectus with the SEC, and HCM will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of HCM and Walter. Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about HCM and Walter, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, at HCM’s website (http://www.hanovercapitalholdings.com).

     No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
     HCM and Walter and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and related transactions. Information regarding HCM’s directors and executive officers is available in HCM’s proxy statement for its 2008 annual meeting of stockholders and HCM’s 2007 Annual Report on Form 10-K, which were filed with the SEC on April 24, 2008, and April 2, 2008, respectively, and information regarding Walter’s directors and executive officers is available in Walter’s proxy statement for its 2008 annual meeting of stockholders and Walter’s 2007 Annual Report on Form 10-K, which were filed with the SEC on March 19, 2008, and March 7, 2008, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in HCM’s proxy statement/prospectus and other materials referred to in HCM’s proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
No.	Note	Description
2.1	(1)	Second Amended and Restated Agreement and Plan of Merger, dated as of February 6, 2009, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc., JWH Holding Company, LLC and Walter Investment Management LLC.

10.1	(2)	Assignment and Assumption of Voting Agreement, dated as of February 6, 2009, by and among Walter Industries, Inc., JWH Holding Company, LLC, Walter Investment Management LLC, Hanover Capital Mortgage Holdings, Inc., John A. Burchett, Irma N. Tavares, Amster Trading Company and Ramat Securities, LTD.

10.2	(3)	Amended and Restated Loan and Security Agreement, dated as of February 6, 2009, between Hanover Capital Mortgage Holdings, Inc. and JWH Holding Company, LLC.

10.3	(4)	Amendment to Exchange Agreement, dated as of February 6, 2009, between Hanover Capital Mortgage Holdings, Inc. and Taberna Preferred Funding I, LTD.

10.4	(5)	Amendment to Exchange Agreement, dated as of February 6, 2009, among Hanover Capital Mortgage Holdings, Inc., Amster Trading Company and Ramat Securities, LTD.

10.5	(6)	Fourth Amendment to Stockholder Protection Rights Agreement, entered into as of February 6, 2009, between Hanover Capital Mortgage Holdings, Inc. and Equiserve Trust Company, N.A.

(1)	Incorporated herein by reference to Exhibit 2 of Amendment No. 2 to Hanover Capital Mortgage Holdings, Inc.’s Registration Statement on Form S-4, SEC File No. 333-155091, as filed with the SEC on February 6, 2009 (the “Form S-4”).

(2)	Incorporated herein by reference to Exhibit 10.47.2 of the Form S-4.

(3)	Incorporated herein by reference to Exhibit 10.44 of the Form S-4.

(4)	Incorporated herein by reference to Exhibit 10.37.3 of the Form S-4.

(5)	Incorporated herein by reference to Exhibit 10.16.2 of the Form S-4.

(6)	Incorporated herein by reference to Exhibit 4.10.5 of the Form S-4.
[signature on following page]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: February 11, 2009	By:	/s/ John A. Burchett
John A. Burchett
President and Chief Executive Officer